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                                                                           CORPO
                                                                            RATE
                                                                           GUARA
                                                                             NTY

          THIS CORPORATE GUARANTY, dated December ___, 1995, executed by THE TOPPS COMPANY, INC., a Delaware corporation (the "Guarantor"), in favor of the Governor and Company of the BANK OF SCOTLAND, incorporated by Act of Parliament and having its Head Office at The Mound, Edinburgh, Scotland (the "Bank"), recites and provides as follows:

                              PRELIMINARY STATEMENT

          Pursuant to a multi-option facility between the Bank, as lender, and Merlin Publishing International plc, organized and existing under the laws of the United Kingdom, as borrower (the "Borrower"), the Bank has made available to the Borrower an overdraft facility in the amount of L1,000,000 (the "Credit Facility").

          As a condition to continuing the Credit Facility and providing future credit to the Borrower for the benefit of the Guarantor, the Bank has required, and the Borrower and the Guarantor have agreed, that the Guarantor will execute and

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deliver to the Bank this Guaranty, and such other documentation, in form and substance satisfactory to the Bank, relating to the Credit Facility and this Guaranty as the Bank reasonably requires.

     NOW, THEREFORE, in consideration of the premises contained herein, and in consideration of the Credit Facility and all loans, advances, extensions of credit, overdraft facilities or other financial accommodations hereinbefore made and from time to time hereafter to be made by the Bank for the benefit of the Borrower and the Guarantor with respect to the Credit Facility, and in order to induce the Bank to extend and continue to extend such credit, the Guarantor, intending to be legally bound hereby, agrees as follows:

     1. GUARANTY. The Guarantor unconditionally guarantees the full and prompt payment and performance, when due (whether at stated maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, or upon demand), of all of the Obligations which are described and defined in Section 3 below. If the Borrower fails to pay, when due, or fails to perform or observe any of the Obligations, whether at stated maturity, upon acceleration, on demand or otherwise, or if any affiliate or subsidiary of the Borrower or the Guarantor fails to pay, when due, any amount owed to, or fails to perform or observe any agreement with, or covenant running in favor of (any such


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amount, agreement or covenant being under the terms of the Credit Facility), the
Bank, the Guarantor will pay to the Bank, forthwith upon demand, the full amount of the Obligations in immediately available funds at the Bank's office at 38 St. Andrew Square, Edinburgh, Scotland EH2 2YR, and will fully perform all covenants, promises, agreements and undertakings constituting a part of the Obligations.

     2.   NATURE OF GUARANTY.

     (a) This Guaranty is a guarantee of payment and performance and not a guarantee of collection.

     (b) The Guarantor understands and agrees that its liability under this Guaranty is absolute and unconditional. The Guarantor also understands and agrees that this Guaranty will remain absolute and unconditional notwithstanding
(i) the validity or enforceability of any of the Obligations or any promissory note or other document evidencing all or any part of the Obligations; (ii) the absence of any attempt to collect or enforce any of the Obligations by or from the Borrower or any other party; (iii) any waiver or consent by the Bank with respect to any of the Obligations, or any part thereof, or with respect to any agreement now or hereafter evidencing the Obligations; (iv) any failure by the Bank to take any steps to perfect or maintain any security interest in or preserve any rights to any

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security or collateral for the Obligations or for this Guaranty; (v) any election by the Bank in any proceeding instituted under Chapter 11 of the United States Federal Bankruptcy Code (the "Bankruptcy Code") or the application of
Section 1111(b) (2) of the Bankruptcy Code; (vi) any borrowing or grant of a security interest by the Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code; (vii) the disallowance of all or any portion of the Bank's claim or claims for repayment of the Obligations under Section 502 of the Bankruptcy Code or otherwise; (viii) any avoidance or rescission, whether pursuant to Section 547 of the Bankruptcy Code or otherwise, of any payment or other transfer made to the Bank by or on behalf of the Borrower or the Guarantor; or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     (c) The Guarantor agrees that this Guaranty will not be discharged except by payment in full and complete performance of all of the Obligations including all of the covenants, agreements, duties, liabilities and obligations of the Guarantor contained herein.

     3. OBLIGATIONS GUARANTEED. The obligations (collectively, the "Obligations") which are guaranteed by the Guarantor pursuant to this Guaranty mean and include:

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     (a)  all indebtedness, liabilities, and obligations of the Borrower for the payment of money to the Bank pursuant to the Credit Facility;

     (b) all covenants, promises, agreements and undertakings to or with the Bank made by the Borrower or by any subsidiary or affiliate of the Borrower relating in any way to the Credit Facility which do not directly constitute an obligation for the payment of money to the Bank;

     (c) all modifications, extensions and additions to, and renewals, refinancings or refunding of any of the foregoing; and

     (d) all costs and expenses (sometimes herein, the "Collection Costs") including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses incurred by the Bank in negotiating and preparing this Guaranty or endeavoring to collect or enforce any of the foregoing from, or in prosecuting any action against, the Borrower, any subsidiary or affiliate of the Borrower, the Guarantor or any other guarantor of or party liable or obligated to the Bank with respect to all or any of the foregoing.

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     4.   REPRESENTATIONS AND WARRANTIES.  Intending that the Bank rely upon the following representations and warranties, the Guarantor represents and warrants to the Bank that:

     (a) The Guarantor is a corporation duly and legally organized and validly existing in good standing under the laws of the State of Delaware and possesses all requisite corporate power and authority to execute, deliver and perform this Guaranty.

     (b) The execution, delivery and performance of this Guaranty have been duly authorized by all necessary and appropriate corporate and shareholder action by and on behalf of the Guarantor. This Guaranty does not conflict with, nor will the execution, delivery or performance of this Guaranty by the Guarantor constitute a breach or default under, or a violation of, any provision of the Guarantor's certificate of incorporation or bylaws or any other agreement, document, understanding, court order, law, rule or regulation to which the Guarantor is a party or by which it or any of its properties may be bound or to which it or they may be subject.

     (c) No authorization, approval, waiver or other action to or by, and no notice to or filing with, any governmental agency or authority or regulatory body is required to permit, or is a condition precedent to, the granting of this Guaranty to or for the benefit of the Bank, the execution, delivery or

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performance of this Guaranty by the Guarantor, or the exercise by the Bank of its rights and remedies hereunder.

     (d) There is no action, suit, proceeding or investigation at law or in equity pending or, to the best knowledge of the Guarantor after due inquiry, threatened against the Guarantor or any material property of the Guarantor, before any court or tribunal or before any governmental or administrative body, agency or official which, if determined adversely to the interests of the Guarantor, could have a material adverse effect on the business, financial condition, results of operations or prospects of the Guarantor or could in any way impair the validity or enforceability of this Guaranty.

     (e) All documents furnished to the Bank by the Guarantor in connection with the execution and delivery of this Guaranty are, and at all times so long as this Guaranty remains outstanding will be, true, complete, correct and accurate, and do not and will not contain any material misstatements or omit to state any material fact necessary to make any statement contained in any such document not misleading.

     (f) This Guaranty constitutes a legal and validly binding obligation of the Guarantor which is enforceable against the Guarantor in accordance with its terms.


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     5.   PERFORMANCE OF GUARANTY.  In the event that the Borrower fails to pay, when due, all or any part of the Obligations, or fails to perform or observe any covenant, promise, agreement or understanding constituting a part or evidencing any of the Obligations, or upon the occurrence or happening of any breach or default (or, as and if defined in any instrument executed by the Borrower or the Guarantor for the benefit of the Bank, any "Event of Default," "Default," or defined term of similar import) or any event or circumstance which, upon notice or the passage of time, or both, would constitute a breach, default, "Event of Default" or "Default" (or similar term, as so defined) by the Borrower under any instrument or document evidencing all or any part of the Obligations, and notwithstanding any stay, injunction or other prevention of acceleration of the Obligations as against the Borrower or any other party, the Bank may at once and without notice proceed directly against the Guarantor to collect and recover the full amount (or if the Bank so elects, any portion) of the Obligations, without first proceeding against the Borrower or any other person, firm or corporation, or against any security or collateral for the Obligations. The Bank shall have the exclusive right to determine the application and order of application of payments and credits, if any, from the Guarantor, the Borrower, or from any other person, firm or corporation to or on account of the Obligations or to or of any other liability of the Guarantor to the Bank.


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     6.   ADDITIONAL REMEDIES OF THE BANK.

     (a) At any time upon or after maturity (whether upon demand, by acceleration or otherwise) of the Obligations, the Bank may, in its sole discretion and without notice to or demand upon the Guarantor, and regardless of the acceptance of any security or collateral for the payment thereof, appropriate and apply toward the payment of the Obligations (i) any and all indebtedness due or to become due from the Bank to the Guarantor and (ii) any and all moneys, credits, accounts, deposits or other property belonging to the Guarantor at any time held by or coming into the possession of the Bank or any affiliate of the Bank.

     (b) The Guarantor agrees that the Bank shall be under no obligation to marshall any assets in favor of the Guarantor or against or in payment of any of the Obligations.

     (c) The Guarantor further agrees that to the extent the Borrower makes any payment or payments to the Bank, or the Bank receives any proceeds of any security or collateral for the Obligations, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required by applicable law to be repaid to the Borrower, or to any estate, trustee, receiver or any other party standing in the stead of or acting as

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representative of the Borrower (including without limitation, the Guarantor), under any bankruptcy or insolvency law, state or federal law, common law or equitable cause, then to the extent of the amount of such payment or proceeds, the Obligations or part thereof which theretofore had, or had been deemed to have been paid, reduced or satisfied by such amount, shall be reinstated and thereupon shall continue in full force and effect as of the date such initial payment, reduction, satisfaction or receipt of proceeds occurred.

     7.   WAIVERS AND SUBORDINATION.

          (a) The Guarantor hereby waives diligence, presentment, demand for payment and notice of demand for payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest and notice with respect to the Obligations and all demands whatsoever.

     (b) The Guarantor also waives all set-offs and counterclaims or rights thereto, and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty that it may now or hereafter have or be entitled to assert against the Bank or others.

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     (c)  The Guarantor also waives all notices of the existence, creation or incurrence of new or additional indebtedness arising either from additional loans or credit extended by the Bank to the Borrower or otherwise, and also waives all notices that the principal amount of, or any portion thereof, or any interest on any part of the Obligations is due, notices of any proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, all notices of exchange, sale, surrender or other handling of any security or collateral granted to the Bank to secure any payment or performance of the Obligations.

     (d) The Guarantor shall have no right of subrogation and hereby waives all rights to such subrogation and to all rights to enforce or require the Bank to enforce any remedy which the Bank now has or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Obligations.

     (e) The Guarantor also waives any benefit of and any right to participate in any security or collateral granted to or held by the Bank to secure payment of the Obligations or any other liability of the Borrower to the Bank.

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     8.   NO WAIVERS BY THE BANK.

     (a) No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude any other or further exercise thereof. No modification or waiver of any provision of this Guaranty shall be binding upon the Bank unless and only to the extent such modification or waiver is expressly set forth in a writing duly executed and delivered by the Bank.

     (b) No failure by the Bank at any time to require strict performance by the Borrower or the Guarantor of any provision, warranty, term or condition contained in this Guaranty, or in any promissory note, security agreement, agreement, guaranty, instrument or document now or hereafter executed by the Borrower or the Guarantor and delivered to the Bank, shall waive, impair, affect or diminish any right or remedy of the Bank at any time to demand strict performance hereof or thereof.

     (b) No right or remedy available to the Bank shall be deemed to have been waived by any act or knowledge, or omission to act by or on the part of the Bank, its respective agents, officers or employees, unless such waiver is contained in a

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written instrument duly authorized, executed and delivered by the Bank and specifying such waiver.

     (c) No waiver by the Bank of any breach or default shall operate as a waiver of any other breach or default or the same breach or default on a future occasion, and no action taken by the Bank hereunder shall in any way affect or impair the Bank's rights or the obligations of the Guarantor under this Guaranty.

     (d) All determinations by any court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to the Bank shall be conclusive and binding on the Guarantor, whether or not the Guarantor was a party to the proceeding in which such determination was made.

     9. MODIFICATION OF OBLIGATIONS. The Bank is hereby authorized, at any time and from time to time, without notice to or demand upon the Guarantor, and without in any way affecting or impairing the liability of the Guarantor hereunder, to renew, extend, accelerate or otherwise change the time for payment of or other terms relating to the Obligations, and otherwise to modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by the Borrower or any other guarantor of such Obligations. The Bank is also authorized without notice to or the consent of the

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Guarantor to accept partial payments on the Obligations from the Borrower, to take and hold security or collateral for the payment and performance of the Obligations and this Guaranty and any other guarantees of the Obligations and other liabilities of the Borrower, and to exchange, enforce, waive and release any such security or collateral. The Bank may apply any such security or collateral and direct the order or manner of sale thereof as the Bank in its discretion may determine, and may settle, release, compromise, collect or otherwise liquidate the Obligations, any guarantee of the Obligations, and any security or collateral for the Obligations or for any such guarantee in any manner.

     10.  GUARANTOR'S RESPONSIBILITY.

     (a) The Guarantor hereby assumes responsibility for and all risks of keeping itself informed with respect to the financial condition of the Borrower, and for all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, and further agrees that the Bank shall have no duty to advise the Guarantor of information known to the Bank regarding such condition or any such circumstance.

     (b) In the event the Bank in its sole discretion undertakes at any time or from time to time to provide any such information to the Guarantor, the Bank shall nevertheless be under no obligation nor shall it be deemed to have assumed any


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duty to the Guarantor (i) to undertake any other or further investigation which is not a part of its regular business routine, (ii) to disclose any information which, pursuant to any of its accepted or reasonable commercial, finance or banking policies or practices, the Bank is required or wishes to keep confidential, or (iii) to make any other or future disclosure or any other information available to the Guarantor.

     11. CONTINUING GUARANTY. The Guarantor agrees that this Guaranty shall continue in full force and effect until the Obligations shall have been fully paid and discharged and all financing arrangements with respect to the Credit Facility between each of the Borrower and the Guarantor and the Bank have been terminated. In the event that the Guarantor shall have any right under applicable law otherwise to terminate or revoke this Guaranty which cannot be waived, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by the Guarantor, is actually received by the Bank; provided, however, that no such notice shall affect the right and power of the Bank to enforce remedies or rights arising prior to the Bank's actual receipt of such notice. If, in reliance upon this Guaranty, the Bank takes any action after any such termination or revocation by the Guarantor, but prior to the actual receipt by the Bank of such written notice, the rights of


                                     - 15 -

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the Bank with respect to any such action so taken shall be the same as if such termination or revocation had not occurred.

     12. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. All references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns, including, without limitation, any respective receiver, trustee or debtor-in-possession, as the case may be.

     13. COMPLIANCE WITH LAWS. The Guarantor covenants and agrees to comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent, all taxes, assessments and governmental charges imposed upon it or upon its property except as it may be contesting any of the foregoing in good faith by appropriate legal proceedings.

     14. INDEMNIFICATION. The Guarantor agrees to indemnify and hold the Bank harmless from and against all costs, damages, expenses, causes of action, claims, losses and liabilities incurred by or threatened against the Bank which in any way grow out of, result from, or relate to this Guaranty including, without limitation, any action to enforce this


                                     - 16 -

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Guaranty, except claims, losses or liabilities resulting from the negligence or willful misconduct of the Bank.

     15. BANK'S EXPENSES. Upon execution of this Guaranty and upon demand thereafter, the Guarantor will pay all costs and expenses, including the reasonable fees and disbursements of the Bank's counsel, incurred by the Bank in connection with the negotiation and preparation of this Guaranty, or the exercise or enforcement of any of the rights of the Bank hereunder or the failure by the Guarantor to perform or observe any provision hereof.

     16. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telex and telecopier communication) and shall be mailed first class, postage prepaid, return receipt requested, telexed with answerback, telecopied with confirmation, or personally delivered at the respective addresses set forth below:

     (a)       Topps, Inc.
               One Whitehall Street
               New York, NY  10004
               Attention:  Scott Silverstein
                           Vice President-Counsel
               Telecopier: (212) 376-0626


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     (b)       If to the Bank, then to:

               Bank of Scotland
               38 St. Andrew Square
               Edinburgh
               EH2 2YR
               Scotland
               Attention:  The Manager

          with a required copy to:

               Legal Services - Bank of Scotland
               Teviot House
               41 South Gyle Crescent
               Edinburgh EH12 9DR
               Scotland
               Attention:  Chief Counsel
               Telex:  727942
               Telecopier:  (44) (031) 317-6200

     and a required copy to:

               Dechert Price & Rhoads
               4000 Bell Atlantic Tower
               1717 Arch Street
               Philadelphia, PA 19103-2793
               Attention:  Gary L. Green, Esquire

               Telex:  845324 Pardep PHA
               Telecopier:  (215) 994-2222


     (c) As to either party, to such other address as it shall designate in a written notice given to the other party complying as to delivery with the terms of this Section.

     (d) All such notices and other communications shall be effective, if mailed, five business days after deposit in the mails in a location in the United States, or if telexed or telecopied, upon receipt of the telex answerback or telecopier confirmation.


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     17.  SEVERABILITY.  If any provision of this Guaranty is declared by a court of competent jurisdiction to be void, prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, prohibition or enforceability without affecting any other provision hereof. Any such invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     18. GOVERNING LAW. This Guaranty shall be governed by and construed and interpreted in accordance with the internal laws and not the conflicts of law provisions of the State of New York.

     19.  LEGAL PROCEEDINGS.

     (a) The Guarantor agrees that the Bank shall have the right to proceed against the Guarantor or its property in a court in any jurisdiction to enable the Bank to realize on any property or security for the Obligations, or to enforce a judgment or other court order entered in favor of the Bank. The Guarantor waives any objection it may have or be entitled to assert as to the location of the court in which the Bank has commenced any proceeding pursuant to this section.

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     (b) The Guarantor waives personal service of any process upon it, and irrevocably appoints CT Corporation, City of Dover, County of Kent, Delaware as the Guarantor's agent for the purpose of accepting service of process issued by any court.

     (c) The Guarantor and the Bank each waives any right to have a jury participate in resolving any dispute between them, whether sounding in contract, tort, or otherwise, and in any way arising out of, connected with, or related or incidental to the relationship established between them in connection with or pursuant to this Guaranty or any other instrument, document or agreement executed or delivered in connection herewith or the transactions related hereto or to the Credit Facility. The Guarantor and the Bank agree and consent that any such dispute, claim, demand, action or cause of action shall be decided by a court by trial without a jury, and that each of them may file any original counterpart or a copy of this Guaranty with any court as written evidence of the consent of the parties hereto to the waiver of their respective rights to trial by jury.

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     IN WITNESS WHEREOF, this Corporate Guaranty has been duly executed by the
Guarantor as of the date first above written.

                                   THE TOPPS COMPANY, INC.


                                   By___________________________
                                       (Signature)

                                       (Print Name and Title)